Exhibit 10.8

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT dated as of August 20, 2008 (the “Agreement”) is entered into by and among Interval Acquisition Corp., a Delaware corporation (the “Company”), the guarantors listed in Schedule 1 hereto (the “Guarantors”) and the Noteholders listed on the signature pages annexed hereto (the “Exchanging Noteholders”).

The Company, the Exchanging Noteholders and IAC/InterActiveCorp (“IAC”) are parties to the Notes Exchange and Consent Agreement dated July 17, 2008 (the “Exchange Agreement”), which provides for the exchange by IAC of $300,000,000 aggregate principal amount of the Company’s 9.5% Senior Notes due 2016 (the “Securities”) issued by the Company to IAC for certain of the 7% Senior Notes due 2013 issued by IAC held by the Exchanging Noteholders, as set forth in the Exchange Agreement (the “Exchange”).  The Securities will be guaranteed on an unsecured senior basis by each of the Guarantors.  As an inducement to the Exchanging Noteholders to enter into the Exchange Agreement, the Company and the Guarantors have agreed to provide to the Exchanging Noteholders and their direct and indirect transferees the registration rights set forth in this Agreement.  The execution and delivery of this Agreement is a condition to the closing under the Exchange Agreement.

In consideration of the foregoing, the parties hereto agree as follows:

1.                                       Definitions.  As used in this Agreement, the following terms shall have the following meanings:

“Additional Guarantor” shall mean any subsidiary of the Company that executes a Subsidiary Guarantee under the Indenture after the date of this Agreement.

“Affiliate” shall mean with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person; for purposes of this definition, “control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or otherwise.

“Business Day” shall mean any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

“Company” shall have the meaning set forth in the preamble and shall also include the Company’s successors.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

“Exchange Agreement” shall have the meaning set forth in the preamble.

“Exchange Dates” shall have the meaning set forth in Section 2(b)(ii) hereof.

“Exchange Offer” shall mean the exchange offer by the Company and the Guarantors of Exchange Securities for Registrable Securities pursuant to Section 2(b) hereof.

“Exchange Offer Registration” shall mean a registration under the Securities Act effected pursuant to Section 2(b) hereof.

“Exchange Offer Registration Statement” shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form) and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein or deemed a part thereof, all exhibits thereto and any document incorporated by reference therein.

“Exchange Securities” shall mean senior notes issued by the Company and guaranteed by the Guarantors under the Indenture containing terms identical to the Securities (except that the Exchange Securities will not be subject to restrictions on transfer or to any increase in annual interest rate for failure to comply with this Agreement) which may be offered to Holders of Securities in exchange for Securities pursuant to the Exchange Offer.

“Exchanging Noteholders” shall have the meaning set forth in the preamble.

“Filing Target Date” shall have the meaning set forth in Section 2(a) hereof.

“Freely Tradable” shall mean, with respect to a Security, a Security that at any time of determination, if it were not held by an Affiliate of the Company, may be resold to the public in accordance with Rule 144 under the Securities Act or any successor provision thereof (“Rule 144”) without regard to volume, manner of sale or any other restrictions contained in Rule 144 (other than the holding period requirement in paragraph (d)(1)(ii) of Rule 144 so long as such holding period requirement is satisfied at such time of determination).

“Free Writing Prospectus” means each free writing prospectus (as defined in Rule 405 under the Securities Act) prepared by or on behalf of the Company or used or referred to by the Company in connection with the sale of the Securities or the Exchange Securities.

“Guarantors” shall have the meaning set forth in the preamble and shall also include any Guarantor’s successors and any Additional Guarantors.

“Holders” shall mean the Exchanging Noteholders, for so long as they own any Registrable Securities, and each of their successors, assigns and direct and indirect transferees who become owners of Registrable Securities under the Indenture.

“Indemnified Person” shall have the meaning set forth in Section 4(c) hereof.

“Indemnifying Person” shall have the meaning set forth in Section 4(c) hereof.

“Indenture” shall mean the Indenture relating to the Securities dated as of August 19, 2008 among the Company, the Guarantors and the Bank of New York Mellon, as trustee, and as the same may be amended from time to time in accordance with the terms thereof.

“Inspector” shall have the meaning set forth in Section 3(a)(xiii) hereof.

“Issuer Information” shall have the meaning set forth in Section 4(a) hereof.

“Majority Holders” shall mean the Holders of a majority of the aggregate principal amount of the outstanding Registrable Securities; provided that whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, any Registrable Securities owned directly or indirectly by the Company or any of its Affiliates shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount.

“Person” shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

“Prospectus” shall mean the prospectus included in, or, pursuant to the rules and regulations of the Securities Act, deemed a part of, a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including any document incorporated by reference therein.

“Registrable Securities” shall mean the Securities; provided that the Securities shall cease to be Registrable Securities on the earliest to occur of (i) the date on which a Registration Statement with respect to such Securities has become effective under the Securities Act and either (a) such Securities have been exchanged or disposed of pursuant to such Registration Statement or (b), in the case of an Exchange Offer, such Securities were not tendered by the Holder thereof who was entitled to participate in the Exchange Offer, (ii) the date on which such Securities cease to be outstanding under the Indenture, or (iii) the date on which such Securities are Freely Tradable.

“Registration Expenses” shall mean any and all expenses incident to performance of or compliance by the Company and the Guarantors with this Agreement, including without limitation:  (i) all SEC, stock exchange or Financial Industry Regulatory Authority (“FINRA”) registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of one counsel for all Holders as a group in connection with blue sky qualification of any Exchange Securities or Registrable Securities), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus and any amendments or supplements thereto, any underwriting agreements, securities sales agreements or other similar agreements and any other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, (vi) the fees and disbursements of the Trustee and its counsel, (vii) the fees and disbursements of counsel for the Company and the Guarantors and, in the case of a Shelf Registration Statement, the reasonable fees and disbursements of one counsel for the Holders as a group (which counsel shall be selected by the Majority Holders) and (viii) the fees and disbursements of the independent public accountants of the Company and the Guarantors, including the expenses of any special audits or “comfort” letters required by or incident to the performance of and compliance with this Agreement, but excluding fees and expenses of counsel to the Underwriters (other than fees and expenses set forth in clause (ii) above) or the Holders and underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

“Registration Statement” shall mean any registration statement of the Company and the Guarantors that covers any of the Exchange Securities or Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus contained therein or deemed a part thereof, all exhibits thereto and any document incorporated by reference therein.

“SEC” shall mean the United States Securities and Exchange Commission.

“Securities” shall have the meaning set forth in the preamble.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Shelf Effectiveness Period” shall have the meaning set forth in Section 2(a) hereof.

“Shelf Registration” shall mean a registration effected pursuant to Section 2(a) hereof.

“Shelf Registration Statement” shall mean a “shelf” registration statement of the Company and the Guarantors that covers all or a portion of the Registrable Securities (but no other securities unless approved by a majority of the Holders whose Registrable Securities are to be covered by such Shelf Registration Statement) on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein or deemed a part thereof, all exhibits thereto and any document incorporated by reference therein.

“Subsidiary Guarantees” shall mean the guarantees of the Securities and Exchange Securities by the Guarantors under the Indenture.

“Staff” shall mean the staff of the SEC.

“Target Registration Date” shall have the meaning set forth in Section 2(d) hereof.

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended from time to time.

“Trustee” shall mean the trustee with respect to the Securities under the Indenture.

“Underwriter” shall have the meaning set forth in Section 3(e) hereof.

“Underwritten Offering” shall mean an offering in which Registrable Securities are sold to an Underwriter for reoffering to the public.

2.                                       Registration Under the Securities Act.

(a)                                 Unless the Company and the Guarantors elect to file an Exchange Offer Registration Statement pursuant to Section 2(b) hereof, the Company and the Guarantors shall use their reasonable best efforts to cause to be filed, within 45 days after the consummation of the Exchange (the “Filing Target Date”), a Shelf Registration Statement providing for the sale of all the Registrable Securities by the Holders thereof and to have such Shelf Registration Statement declared effective by the SEC as promptly as practicable thereafter and in any event by the 90th day following such filing date.

If the Company and the Guarantors elect to file a Shelf Registration Statement under this Section 2(a) in lieu of an Exchange Offer Registration Statement, the Company and the Guarantors agree to use their reasonable best efforts to keep the Shelf Registration Statement continuously effective and usable for the sale of Securities until no Securities covered by such Shelf Registration Statement constitute Registrable Securities (the “Shelf Effectiveness Period”).  The Company and the Guarantors further agree to supplement or amend the Shelf Registration Statement and the related Prospectus if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder or if reasonably requested by a Holder of Registrable Securities listed in the Shelf Registration Statement and the related Prospectus with respect to information relating to such Holder, and to use their reasonable best efforts to cause any such amendment to become effective, if required, and such Shelf Registration Statement and Prospectus to become usable as soon as thereafter practicable.  The Company and the Guarantors agree to furnish to the Holders of Registrable Securities listed in the Shelf Registration Statement and the related Prospectus copies of any such supplement or amendment promptly after its being used or filed with the SEC.

(b)                                In lieu of the Shelf Registration Statement required by Section 2(a) hereof, to the extent not prohibited by any applicable law or applicable interpretations of the Staff and to the extent all of the Holders are entitled to participate in an Exchange Offer, with respect to any Securities that are Registrable Securities, the Company and the Guarantors may instead cause to be filed an Exchange Offer Registration Statement covering an offer to the Holders to exchange all the Registrable Securities for Exchange Securities.  If the Company and the Guarantors elect to file an Exchange Offer Registration Statement pursuant to this Section 2(b), the Company and the Guarantors shall use their reasonable best efforts to file the Exchange Offer Registration

Statement on or before the Filing Target Date, and to have the Exchange Offer Registration Statement declared effective by the SEC by the 90th day following such filing date. The Company and the Guarantors shall commence the Exchange Offer promptly after the Exchange Offer Registration Statement is declared effective by the SEC and use their reasonable best efforts to complete the Exchange Offer not later than 45 days after such effective date.

If the Company and the Guarantors elect to file the Exchange Offer Registration Statement under this Section 2(b) in lieu of a Shelf Registration Statement, the Company and the Guarantors shall commence the Exchange Offer by mailing the related Prospectus, appropriate letters of transmittal and other accompanying documents to each Holder stating, in addition to such other disclosures as are required by applicable law, substantially the following:

(i)                                    that the Exchange Offer is being made pursuant to this Agreement and that all Registrable Securities validly tendered and not properly withdrawn will be accepted for exchange;

(ii)                                 the dates of acceptance for exchange (which shall be a period of at least 20 Business Days from the date such notice is mailed) (the “Exchange Dates”);

(iii)                              that any Registrable Security not tendered will remain outstanding and continue to accrue interest but will not retain any rights under this Agreement, except as otherwise specified herein;

(iv)                             that any Holder electing to have a Registrable Security exchanged pursuant to the Exchange Offer will be required to (A) surrender such Registrable Security, together with the appropriate letters of transmittal, to the institution and at the address (located in the Borough of Manhattan, The City of New York) and in the manner specified in the notice, or (B) effect such exchange otherwise in compliance with the applicable procedures of the depositary for such Registrable Security, in each case prior to the close of business on the last Exchange Date; and

(v)                                that any Holder will be entitled to withdraw its election, not later than the close of business on the last Exchange Date, by (A) sending to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Securities delivered for exchange and a statement that such Holder is withdrawing its election to have such Securities exchanged or (B) effecting such withdrawal in compliance with the applicable procedures of the depositary for the Registrable Securities.

As a condition to participating in the Exchange Offer, a Holder will be required to represent to the Company and the Guarantors, in writing (which may be contained in the applicable letter of transmittal) that (i) any Exchange Securities will be acquired in the ordinary course of business of the Person receiving such Exchange Securities, (ii) such Holder, nor, to the actual knowledge of such Holder, any other Person receiving Exchange Securities from such Holder has no arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Securities in violation of the provisions of the Securities Act, (iii) it is not an Affiliate of the Company or any Guarantor or, if it is an Affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, and (iv) if such Holder is a broker-dealer that will receive Exchange Securities for its own account in exchange for Registrable Securities that were acquired as a result of market-making or other trading activities, then such Holder will deliver a Prospectus (or, to the extent permitted by law, make available a Prospectus to purchasers) in connection with any resale of such Exchange Securities.

As soon as practicable after the last Exchange Date, the Company and the Guarantors shall:

(i)                                    accept for exchange Registrable Securities or portions thereof validly tendered and not properly withdrawn pursuant to the Exchange Offer; and

(ii)                                 deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Securities or portions thereof so accepted for exchange by the Company and issue, and cause the Trustee to promptly authenticate and deliver to each Holder, Exchange Securities equal in principal amount to the principal amount of the Registrable Securities tendered by such Holder.

The Company and the Guarantors shall use their reasonable best efforts to complete the Exchange Offer as provided above and shall comply with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws and regulations in connection with the Exchange Offer.  The Exchange Offer shall not be subject to any conditions, other than (1) that the Exchange Offer does not violate any applicable law or applicable interpretations of the Staff, (2) that no action or proceeding shall have been instituted or threatened in any court or by any governmental agency with respect to the Exchange Offer and no material adverse development shall have occurred with respect to the Company and (3) that all governmental approvals shall have been obtained that the Company deems necessary for the consummation of the Exchange Offer.

(c)                                 The Company and the Guarantors shall pay all Registration Expenses in connection with any registration pursuant to Section 2(a) or Section 2(b) hereof.  Each Holder shall pay all underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of such Holder’s Registrable Securities pursuant to the Shelf Registration Statement or the Exchange Offer Registration Statement.

(d)                                A Shelf Registration Statement pursuant to Section 2(a) hereof will not be deemed to have become effective unless it has been declared effective by the SEC or is automatically effective upon filing with the SEC as provided by Rule 462 under the Securities Act.  An Exchange Offer Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC.

In the event that (i) a Shelf Registration Statement or an Exchange Offer Registration Statement, as applicable, does not become effective on or prior to February 16, 2009, or (ii), in the case of a Shelf Registration Statement, the Shelf Registration Statement becomes effective but ceases to be effective or the Prospectus contained therein ceases to be usable at any time during the Shelf Effectiveness Period, and such failure to remain effective or usable exists for more than 60 days (whether or not consecutive) (any event referred to in the foregoing clauses (i) or (ii) a “Registration Default”), then, in each case, the interest rate on the Registrable Securities will be increased by 0.25% per annum for the first 90-day period immediately following such Registration Default and (ii) an additional 0.25% per annum with respect to each subsequent 90-day period, up to a maximum of 1.00% per annum, in each case until the earlier of the date such Registration Default is cured or the date on which no Securities constitute Registrable Securities.

Notwithstanding the foregoing, (1) the interest rate shall not increase because more than one Registration Default has occurred and is pending simultaneously and (2) a Holder whose Registrable Securities are excluded from a Shelf Registration Statement as a result of its failure to provide the information required by Section 3(b) hereof shall not be entitled to increased interest with respect to a Registration Default that pertains to the Shelf Registration Statement.

(e)                                 Without limiting the remedies available to the Holders, the Company and the Guarantors acknowledge that any failure by the Company or the Guarantors to comply with their obligations under Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Holders may obtain such relief as may be required to specifically enforce the Company’s and the Guarantors’ obligations under Section 2(a) and Section 2(b) hereof.

(f)                                   The Company represents, warrants and covenants that it (including its agents and representatives) will not prepare, make, use, authorize, approve or refer to any Free Writing Prospectus.

3.                                       Registration Procedures.

(a)                                 In connection with their obligations pursuant to Section 2(a) and Section 2(b) hereof, the Company and the Guarantors shall as expeditiously as possible (provided, however, that the Company shall not be required to take actions more promptly than required by Sections 2(a) and 2(b)):

(i)                                    prepare and file with the SEC a Registration Statement on the appropriate form under the Securities Act, which form (x) shall be selected by the Company and the Guarantors, (y) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the Holders thereof and (z) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith; and use their reasonable best efforts to cause such Registration Statement to become effective and remain effective for the applicable period in accordance with Section 2 hereof;

(ii)                                 prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period in accordance with Section 2 hereof and cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and keep each Prospectus current during the period described in Section 4(3) of and Rule 174 under the Securities Act that is applicable to transactions by brokers or dealers with respect to the Registrable Securities or Exchange Securities;

(iii)                              in the case of a Shelf Registration, furnish to each Holder of Registrable Securities listed in the Shelf Registration Statement and the related Prospectus, to counsel for such Holders and to each Underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, as many copies of each Prospectus or preliminary prospectus, and any amendment or supplement thereto, as such Holder, counsel or Underwriter may reasonably request in order to facilitate the sale or other disposition of the Registrable Securities thereunder; and the Company and the Guarantors consent to the use of such Prospectus, preliminary prospectus and any amendment or supplement thereto in accordance with applicable law by each of the Holders of Registrable Securities listed in the Shelf Registration Statement and the related Prospectus and any such Underwriters in connection with the offering and sale of the Registrable Securities covered by and in the manner described in such Prospectus, preliminary prospectus or any amendment or supplement thereto in accordance with applicable law;

(iv)                             use their reasonable best efforts to register or qualify the Registrable Securities under all applicable state securities or blue sky laws of such jurisdictions as any Holder of Registrable Securities covered by a Registration Statement shall reasonably request in writing by the time the applicable Registration Statement becomes effective; cooperate with such Holders in connection with any filings required to be made with FINRA; and do any and all other acts and things that may be reasonably necessary or advisable to enable each Holder to complete the disposition in each such jurisdiction of the Registrable Securities owned by such Holder; provided that neither the Company nor any Guarantor shall be required to (1) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (2) file any general consent to service of process in any such jurisdiction or (3) subject itself to taxation in any such jurisdiction if it is not so subject;

(v)                                in the case of a Shelf Registration, notify each Holder of Registrable Securities listed in the Shelf Registration Statement and the related Prospectus and counsel for such Holders promptly and, if requested by any such Holder or counsel, confirm such advice in writing (1) when the Shelf Registration Statement has become effective, when any post-effective amendment thereto has been filed and becomes effective and when any amendment or supplement to the Prospectus has been filed, (2) of any request by the SEC or any state securities authority for amendments and supplements to the Shelf Registration Statement or Prospectus or for additional information after the Shelf Registration Statement has become effective, (3) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose, including the receipt by the Company of any notice of objection of the SEC to the use of the Shelf Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act, (4) if, between the applicable effective date of the Shelf Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company or any Guarantor contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to an offering of such Registrable Securities cease to be true and correct in all material respects or if the Company or any Guarantor receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (5) of the happening of any event during the period the Shelf Registration Statement is effective that makes any statement made in such Shelf Registration Statement or the related Prospectus untrue in any material respect or that requires the making of any changes in such Shelf Registration Statement or Prospectus in order to make the statements therein not misleading and (6) of any determination by the Company or any Guarantor that a post-effective amendment to the Shelf Registration Statement or any amendment or supplement to the Prospectus would be appropriate;

(vi)                             use their reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement or, in the case of a Shelf Registration, the resolution of any objection of the SEC pursuant to Rule 401(g)(2), including by filing an amendment to such Shelf Registration Statement on the proper form, as promptly as practicable and provide prompt notice to each Holder of the withdrawal of any such order or such resolution;

(vii)                          in the case of a Shelf Registration, furnish to each Holder of Registrable Securities listed in the Shelf Registration Statement and the related Prospectus, without charge, at least one conformed copy of the Shelf Registration Statement and any post-effective amendment thereto (without any documents incorporated therein by reference or exhibits thereto, unless requested);

(viii)                       in the case of a Shelf Registration, cooperate with the Holders of Registrable Securities listed in the Shelf Registration Statement and the related Prospectus to facilitate the timely preparation and delivery of certificates representing Registrable Securities (if such Registrable Securities are certificated) to be sold and not bearing any restrictive legends and enable such Registrable Securities to be issued in such denominations and registered in such names (consistent with the provisions of the Indenture) as such Holders may reasonably request at least one Business Day prior to the closing of any sale of Registrable Securities;

(ix)                               in the case of a Shelf Registration, upon the occurrence of any event contemplated by Section 3(a)(v)(5) hereof, use their reasonable best efforts to prepare and file with the SEC a supplement or post-effective amendment to such Shelf Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered (or, to the extent permitted by law, made available) to purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company and the Guarantors shall notify the Holders of Registrable Securities listed in the Shelf Registration Statement and the related Prospectus to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and such Holders hereby agree to suspend use of the Prospectus until the Company and the Guarantors have amended or supplemented the Prospectus to correct such misstatement or omission;

(x)                                  in the case of a Shelf Registration, a reasonable time prior to the filing of the Shelf Registration Statement, any Prospectus, any amendment to the Shelf Registration Statement or amendment or supplement to a Prospectus (except any amendment or supplement solely to add additional selling securityholders), provide copies of such document to the Holders of Registrable Securities listed in the Shelf Registration Statement and the related Prospectus and their counsel and make such of the representatives of the Company and the Guarantors as shall be reasonably requested by the Holders of Registrable Securities listed in the Shelf Registration Statement and the related Prospectus or their counsel available for discussion of such document; and the Company shall not, at any time after initial filing of a Shelf Registration Statement, use or file any Prospectus, any amendment of or supplement to the Shelf Registration Statement or a Prospectus (except any amendment or supplement solely to add additional selling securityholders), of which the Holders of Registrable Securities listed in the Shelf Registration Statement and the related Prospectus and their counsel shall not have previously been advised and furnished a copy or to which the Holders of Registrable Securities listed in the Shelf Registration Statement and the related Prospectus or their counsel shall object;

(xi)                               obtain a CUSIP number for all Exchange Securities or Registrable Securities, as the case may be, not later than the initial effective date of a Registration Statement;

(xii)                            cause the Indenture to be qualified under the Trust Indenture Act in connection with the registration of the Exchange Securities or Registrable Securities, as the case may be; cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and execute, and use their reasonable best efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

(xiii)                         in the case of a Shelf Registration, make available for inspection by a representative of the Holders of the Registrable Securities listed in the Shelf Registration Statement and the related Prospectus (an “Inspector”), any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, any attorneys and accountants designated by a majority of the Holders of Registrable Securities to be included in such Shelf Registration and any attorneys and accountants designated by such Underwriter, at reasonable times and in a reasonable manner, all pertinent financial and other records, documents and properties of the Company and its subsidiaries, and cause the respective officers, directors and employees of the Company and the Guarantors to supply all information reasonably requested by any such Inspector, Underwriter, attorney or accountant in connection with a Shelf Registration Statement; in each case, as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities; provided that if any such information is identified by the Company or any Guarantor as being confidential or proprietary, each Person receiving such information shall take such actions as are reasonably necessary to protect the confidentiality of such information to the extent such action is otherwise not inconsistent with, an impairment of or in derogation of the rights and interests of any Inspector, Holder or Underwriter);

(xiv)                        in the case of a Shelf Registration, use their reasonable best efforts to cause all Registrable Securities to be listed on any securities exchange or any automated quotation system on which similar debt securities issued or guaranteed by the Company or any Guarantor are then listed if requested by the Majority Holders, to the extent such Registrable Securities satisfy applicable listing requirements;

(xv)                           if reasonably requested by any Holder of Registrable Securities covered by a Shelf Registration Statement, promptly include in a Prospectus supplement or post-effective amendment such information with respect to such Holder as such Holder reasonably requests to be included therein and make all required filings of such Prospectus supplement or such post-effective amendment as soon as the Company has received notification of the matters to be so included in such filing;

(xvi)                        in the case of a Shelf Registration, enter into such customary agreements and take all such other actions in connection therewith (including those requested by the Holders of a majority in principal amount of the Registrable Securities covered by the Shelf Registration Statement) in order to expedite or facilitate the disposition of such Registrable Securities including, but not limited to, an Underwritten Offering and in such connection, (1) to the extent possible, make such representations and warranties to the Holders listed in the Shelf Registration Statement and the related Prospectus and any Underwriters of such Registrable Securities with respect to the business of the Company and its subsidiaries and the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested, (2) obtain opinions of counsel to the Company and the Guarantors (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the selling Holders and such Underwriters and their respective counsel) addressed to each selling Holder and Underwriter of Registrable Securities, covering the matters customarily covered in opinions requested in underwritten offerings, (3) obtain “comfort” letters from the independent certified public accountants of the Company and the Guarantors (and, if necessary, any other certified public accountant of any subsidiary of the Company or any Guarantor, or of any business acquired by the Company or any Guarantor for which financial statements and financial data are or are required to be included in the Registration Statement) addressed to each selling Holder (to the extent permitted by applicable professional standards) and Underwriter of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in “comfort” letters in connection with underwritten offerings, including but not limited to financial information contained in any preliminary prospectus or Prospectus and (4) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in principal amount of the Registrable Securities being sold or the Underwriters, and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of the

Company and the Guarantors made pursuant to clause (1) above and to evidence compliance with any customary conditions contained in an underwriting agreement; and

(xvii)                     so long as any Registrable Securities remain outstanding, cause each Additional Guarantor upon the creation or acquisition by the Company of such Additional Guarantor, to execute a counterpart to this Agreement in the form attached hereto as Annex A and to deliver such counterpart to the Initial Purchasers no later than five Business Days following the execution thereof.

(b)                                In the case of a Shelf Registration Statement, the Company may require each Holder of Registrable Securities to furnish to the Company such information regarding such Holder and the proposed disposition by such Holder of such Registrable Securities as the Company and the Guarantors may from time to time reasonably request in writing. The Company may exclude from registration the Registrable Securities of any Holder so long as such Holder fails to furnish such information within a reasonable time after receiving such request.  Each Holder as to which any Shelf Registration is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

(c)                                 In the case of a Shelf Registration Statement, each Holder of Registrable Securities covered in such Shelf Registration Statement agrees that, upon receipt of any notice from the Company and the Guarantors of the happening of any event of the kind described in Section 3(a)(v)(3) or 3(a)(v)(5) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Shelf Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(a)(ix) hereof and, if so directed by the Company and the Guarantors, such Holder will deliver to the Company and the Guarantors all copies in its possession, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities that is current at the time of receipt of such notice.

(d)                                If the Company and the Guarantors shall give any notice to suspend the disposition of Registrable Securities pursuant to a Shelf Registration Statement, the Company and the Guarantors shall extend the period during which such Shelf Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders of such Registrable Securities shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions. The Company and the Guarantors may give any such notice only twice during any 365-day period and any such suspensions shall not exceed 45 days for each suspension and there shall not be more than two suspensions in effect during any 365-day period.

(e)                                 The Holders of Registrable Securities covered by a Shelf Registration Statement who desire to do so may sell such Registrable Securities in an Underwritten Offering.  In any such Underwritten Offering, the investment bank or investment banks and manager or managers (each an “Underwriter”) that will administer the offering will be selected by the Holders of a majority in principal amount of the Registrable Securities included in such offering, provided that such Underwriters shall be reasonably acceptable to the Company.

4.                                      Indemnification and Contribution.

(a)                                 The Company and each Guarantor, jointly and severally, agree to indemnify and hold harmless each Holder, their respective Affiliates, directors and officers and each Person, if any, who controls any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (1) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (2) any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, any Free Writing Prospectus used in violation of this Agreement or any “issuer information” (“Issuer Information”) filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Holder furnished to the Company in writing through any selling Holder, respectively, expressly for use therein.  In connection with any Underwritten Offering permitted by Section 3, the Company and the Guarantors, jointly and severally, will also indemnify the Underwriters, if any, selling brokers, dealers and similar securities industry professionals participating in the distribution, their respective Affiliates and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders, if requested in connection with any Registration Statement, any Prospectus, any Free Writing Prospectus or any Issuer Information for such Underwritten Offering.

(b)                                Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, the Guarantors and the other selling Holders, the directors of the Company and the Guarantors, each officer of the Company and the Guarantors who signed the Registration Statement and each Person, if any, who controls the Company, the Guarantors and any other selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Holder furnished to the Company in writing by such Holder expressly for use in any Registration Statement and any Prospectus.

(c)                                 If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such Person (the “Indemnified Person”) shall promptly notify the Person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 4 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 4.  If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 4 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred.  In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded, after consultation with counsel, that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and, in the opinion of counsel to the Indemnified Person, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred.  Any such separate firm (x) for any Holder, its directors and officers and any control Persons of such Holder shall be designated in writing by the Majority Holders and (y) in all other cases shall be designated in writing by the Company.  The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment.  Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement.  No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d)                                If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party,  on the one hand, and by the Indemnified Party, on the other hand, from the offering of the Securities or Exchange Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative fault of the Company and the Guarantors on the one hand and the Holders, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors or by the Holders, as applicable, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e)                                 The Company, the Guarantors and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 4 were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above.  The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Person in connection with any such action or claim.  Notwithstanding the provisions of this Section 4, in no event shall a Holder be required to contribute any amount in excess of the amount by which the total price at which the Securities or Exchange Securities sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.  The Holders’ obligations to contribute pursuant to this Section 4 are several and not joint.

(f)                                   The remedies provided for in this Section 4 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

(g)                                The indemnity and contribution provisions contained in this Section 4 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Holder or any Person controlling any Holder, or by or on behalf of the Company or the Guarantors or the officers or directors of or any Person controlling the Company or the Guarantors, (iii) acceptance of any of the Exchange Securities and (iv) any sale of Registrable Securities pursuant to a Shelf Registration Statement.

5.                                      General.

(a)                                 No Inconsistent Agreements.  The Company and the Guarantors represent, warrant and agree that (i) the rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of any other outstanding securities issued or guaranteed by the Company or any Guarantor under any other agreement and (ii) neither the Company nor any Guarantor has entered into, or on or after the date of this Agreement will enter into, any agreement that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

(b)                                Amendments and Waivers.   The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company and the Guarantors have obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or consent; provided that no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 4 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder.  Any amendments, modifications, supplements, waivers or consents pursuant to this Section 5(b) shall be by a writing executed by each of the parties required by this Section 5(b) to be party thereto.

(c)                                 Notices.  All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 5(c); (ii) if to the Company and the Guarantors, initially at the Company’s address set forth in the Exchange Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 5(c); and (iii) to such other persons at their respective addresses as provided in the Exchange Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 5(c).  All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery.  Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

(d)                                Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Exchange Agreement or the Indenture.  If any transferee of any Holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof.

(e)                                 Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(f)                                   Headings.  The headings in this Agreement are for convenience of reference only, are not a part of this Agreement and shall not limit or otherwise affect the meaning hereof.

(g)                                Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(h)                                WAIVER OF RIGHT TO TRIAL BY JURY.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHER THEORY.  EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

(i)                                    Entire Agreement; Severability.  This Agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and prior writings with respect thereto.  If any term, provision, covenant or restriction contained in this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable or against public policy, the remainder of the terms, provisions, covenants and restrictions contained herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated.  The Company, the Guarantors and the Holders shall endeavor in good faith negotiations to replace the invalid, void or unenforceable provisions with valid provisions the economic effect of which becomes as close as possible to that of the invalid, void or unenforceable provisions.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INTERVAL ACQUISITION CORP.

By:	/s/ Craig M. Nash
	Name:	Craig M. Nash
	Title:	President and Chief Executive Officer

INTERVAL LEISURE GROUP, INC.,
WORLDEX CORPORATION,
as Guarantors

By:	/s/ Craig M. Nash
	Name:	Craig M. Nash
	Title:	President and Chief Executive Officer

IIC HOLDINGS, INCORPORATED,
INTERVAL EUROPEAN HOLDINGS LIMITED,
INTERVAL HOLDINGS, INC.,
INTERVAL INTERNATIONAL HOLDINGS, INC.,
INTERVAL INTERNATIONAL OVERSEAS HOLDINGS, INC.,
INTERVAL SOFTWARE SERVICES, LLC,
INTERVAL VACATION EXCHANGE, INC.,
XYZII, INC.,
as Guarantors

By:	/s/ Craig M. Nash
	Name:	Craig M. Nash
	Title:	President

INTERVAL INTERNATIONAL, INC.,
INTERVAL RESORT & FINANCIAL SERVICES, INC.,
REP HOLDINGS, LTD.,
VACATION HOLDINGS HAWAII, INC.,
WORLDWIDE VACATION & TRAVEL, INC.,
as Guarantors

By:	/s/ Craig M. Nash
	Name:	Craig M. Nash
	Title:	Chief Executive Officer

MERAGON FINANCIAL SERVICES, INC.,
as Guarantor

By:	/s/ Gregory Sheperd
	Name:	Gregory Sheperd
	Title:	President

MERIDIAN FINANCIAL SERVICES, INC.,
as Guarantor

By:	/s/ Jeanette E. Marbert
	Name:	Jeanette E. Marbert
	Title:	Executive Vice President

RESORTQUEST HAWAII, LLC,
RESORTQUEST REAL ESTATE OF HAWAII, LLC,
RQI HOLDINGS, LLC,
as Guarantors

By:	/s/ John A. Galea
	Name:	John A. Galea
	Title:	Manager

Signature of or on behalf of Exchanging Noteholder:

Company Name:	Deutsch Bank AG London

Signature:	/s/ Athanassios Diplas

Name of Signing Person:	Athanassios Diplas

Title of Signing Person:	Managing Director

Dated:	August 19, 2008

Signature:	/s/ Muqu Karim

Name of Signing Person:	Muqu Karim

Title of Signing Person:	Director

Dated:	August 19, 2008

Signature of or on behalf of Exchanging Noteholder:

Company Name:	Citigroup Global Markets Inc.

Signature:	/s/ Harry Mamaysky

Name of Signing Person:	Harry Mamaysky

Title of Signing Person:	Managing Director

Dated:	August 19, 2008

Signature of or on behalf of Exchanging Noteholder:

Company Name:	Claren Road Credit Opportunities Master Fund, Ltd. by Claren Road Asset Management, LLC as investment manager

Signature:	/s/ Albert Marino

Name of Signing Person:	Albert Marino

Title of Signing Person:	Member

Dated:	August 18, 2008

Signature of or on behalf of Exchanging Noteholder:

Company Name:	Claren Road Credit Master Fund, Ltd. by Claren Road Asset Management, LLC as investment manager

Signature:	/s/ Albert Marino

Name of Signing Person:	Albert Marino

Title of Signing Person:	Member

Dated:	August 18, 2008

Signature of or on behalf of Exchanging Noteholder:

Company Name:	GPC LXIV LLC by Claren Road Asset Management, LLC as investment manager

Signature:	/s/ Albert Marino

Name of Signing Person:	Albert Marino

Title of Signing Person:	Member

Dated:	August 18, 2008

Signature of or on behalf of Exchanging Noteholder:

Company Name:	The Toronto Dominion Bank

Signature:	/s/ Elaine Wong

Name of Signing Person:	Elaine Wong

Title of Signing Person:	VP, International Fixed Income

Dated:	August 18, 2008

Signature of or on behalf of Exchanging Noteholder:

Company Name:	Global Credit Strategies Desk of UBS Securities LLC

Signature:	/s/ Robert Del Grande

Name of Signing Person:	Robert Del Grande

Title of Signing Person:	Executive Director

Dated:	August 18, 2008

Signature:	/s/ Marie-Anne Clark

Name of Signing Person:	Marie-Anne Clark

Title of Signing Person:	Executive Director and Counsel

Dated:	August 18, 2008

Signature of or on behalf of Exchanging Noteholder:

Company Name:	Marathon Special Opportunity Master Fund, Ltd.

Signature:	/s/ Andrew Rabinowitz

Name of Signing Person:	Andrew Rabinowitz

Title of Signing Person:	Chief Operating Officer

Dated:	August 18, 2008